Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
	(Dollars in thousands)
Non-accrual loans	$8,312	$10,481	$12,938	$17,454	$10,178

Loans 90 days or more past due and still accruing interest	-	266	5	-	-
Subtotal	8,312	10,747	12,943	17,454	10,178
Less: Government guaranteed loans	439	510	604	676	646
Total non-performing loans	7,873	10,237	12,339	16,778	9,532
Other real estate and repossessed assets	766	1,487	1,569	1,494	1,865
Total non-performing assets	$8,639	$11,724	$13,908	$18,272	$11,397
As a percent of Portfolio Loans
Non-performing loans	0.29%	0.36%	0.43%	0.62%	0.35%
Allowance for loan losses	1.30	1.25	1.20	1.20	0.96
Non-performing assets to total assets	0.21	0.28	0.34	0.50	0.32
Allowance for loan losses as a percent of non-performing loans	450.01	349.43	279.60	193.68	274.32

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

  Troubled debt restructurings ("TDR")

	December 31, 2020
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$7,956	$36,385		$44,341
Non-performing TDR's (2)	1,148	1,584	(3)	2,732
Total	$9,104	$37,969		$47,073

	December 31, 2019
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$7,974	$39,601		$47,575
Non-performing TDR's (2)	540	2,607	(3)	3,147
Total	$8,514	$42,208		$50,722

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended December 31,
	2020		2019
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$26,148	$1,542	$24,888	$1,296
Additions (deductions)
Provision for loan losses	12,463	-	824	-
Recoveries credited to allowance	3,069	-	3,961	-
Loans charged against the allowance	(6,251)	-	(3,525)	-
Additions included in non-interest expense	-	263	-	246
Balance at end of period	$35,429	$1,805	$26,148	$1,542

Net loans charged against the allowance to average Portfolio Loans	0.11%		(0.02)%

Capitalization

	December 31,
	2020	2019
	(In thousands)
Subordinated debt	$39,281	$-
Subordinated debentures	39,524	39,456
Amount not qualifying as regulatory capital	(505)	(1,224)
Amount qualifying as regulatory capital	78,300	38,232
Shareholders’ equity
Common stock	339,353	352,344
Retained earnings	40,145	1,611
Accumulated other comprehensive income (loss)	10,024	(3,786)
Total shareholders’ equity	389,522	350,169
Total capitalization	$467,822	$388,401

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2020	2020	2019	2020	2019
	(In thousands)
Service charges on deposit accounts	$2,218	$2,085	$2,885	$8,517	$11,208
Interchange income	2,819	3,428	2,553	$11,230	$10,297
Net gains on assets
Mortgage loans	15,873	20,205	6,388	62,560	19,978
Securities	14	-	3	267	307
Mortgage loan servicing, net	(384)	(644)	1,348	(9,350)	(3,336)
Investment and insurance commissions	493	530	461	1,971	1,658
Bank owned life insurance	160	215	298	910	1,111
Other	1,170	1,192	1,661	4,640	6,513
Total non-interest income	$22,363	$27,011	$15,597	$80,745	$47,736

Capitalized Mortgage Loan Servicing Rights

	Three months ended		Twelve months ended
	December 31,		December 31,
	2020	2019	2020	2019
	(In thousands)
Balance at beginning of period	$15,403	$16,906	$19,171	$21,400
Originated servicing rights capitalized	3,697	2,539	13,957	7,303
Change in fair value	(2,196)	(274)	(16,224)	(9,532)
Balance at end of period	$16,904	$19,171	$16,904	$19,171

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2020	2020	2019	2020	2019
	(Dollars in thousands)
Mortgage loans originated	$502,491	$536,502	$302,520	$1,820,697	$1,011,141
Mortgage loans sold	388,631	417,092	248,691	1,447,031	738,910
Net gains on mortgage loans	15,873	20,205	6,388	62,560	19,978
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	4.08%	4.84%	2.57%	4.32%	2.70%
Fair value adjustments included in the Loan Sales Margin	(0.53)	0.50	(0.38)	0.47	0.22

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2020	2020	2019	2020	2019
	(In thousands)
Compensation	$10,852	$10,294	$10,726	$41,517	$41,719
Performance-based compensation	5,485	8,310	4,336	19,725	12,066
Payroll taxes and employee benefits	3,702	3,350	3,484	13,539	13,716
Compensation and employee benefits	20,039	21,954	18,546	74,781	67,501
Occupancy, net	2,120	2,199	2,216	8,938	9,013
Data processing	2,374	2,215	2,308	8,534	8,905
Furniture, fixtures and equipment	964	999	1,055	4,089	4,113
Interchange expense	926	831	883	3,342	3,215
Communications	785	806	728	3,194	2,947
Loan and collection	708	768	709	3,037	2,685
Conversion related expenses	1,541	643	-	2,586	-
Advertising	594	589	515	2,230	2,450
Legal and professional fees	600	566	533	2,027	1,814
FDIC deposit insurance	385	411	(38)	1,596	685
Amortization of intangible assets	255	255	272	1,020	1,089
Supplies	167	126	164	680	638
Branch closure costs	-	-		417
Correspondent bank service fees	101	101	111	395	411
Costs (recoveries) related to unfunded lending commitments	(8)	41	(95)	263	246
Provision for loss reimbursement on sold loans	40	46	50	200	229
Net (gains) losses on other real estate and repossessed assets	(82)	46	(63)	64	(90)
Other	1,198	1,045	1,409	5,020	5,882
Total non-interest expense	$32,707	$33,641	$29,303	$122,413	$111,733

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2020			2019
	Average			Average
	Balance	Interest	Rate (2)	Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,870,011	$31,071	4.31%	$2,767,857	$33,061	4.75%
Tax-exempt loans (1)	6,784	87	5.10	8,180	100	4.85
Taxable securities	803,322	3,299	1.64	437,087	3,031	2.77
Tax-exempt securities (1)	206,256	991	1.92	50,929	408	3.20
Interest bearing cash	79,280	24	0.12	38,416	163	1.68
Other investments	18,427	211	4.56	18,359	249	5.38
Interest Earning Assets	3,984,080	35,683	3.57	3,320,828	37,012	4.44
Cash and due from banks	51,497			48,095
Other assets, net	159,969			160,821
Total Assets	$4,195,546			$3,529,744

Liabilities
Savings and interest-bearing checking	$1,988,438	761	0.15	$1,547,860	2,441	0.63
Time deposits	477,079	2,755	2.30	611,914	3,046	1.97
Other borrowings	108,789	953	3.48	92,154	711	3.06
Interest Bearing Liabilities	2,574,306	4,469	0.69	2,251,928	6,198	1.09
Non-interest bearing deposits	1,167,241			880,325
Other liabilities	74,767			51,581
Shareholders’ equity	379,232			345,910
Total liabilities and shareholders’ equity	$4,195,546			$3,529,744

Net Interest Income		$31,214			$30,814

Net Interest Income as a Percent of Average Interest Earning Assets			3.12%			3.70%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2020			2019
	Average			Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Assets
Taxable loans	$2,863,846	$122,875	4.29%	$2,713,690	$133,574	4.92%
Tax-exempt loans (1)	7,145	360	5.04	7,937	391	4.93
Taxable securities	635,914	12,655	1.99	397,598	11,842	2.98
Tax-exempt securities (1)	137,330	3,673	2.67	52,324	1,683	3.22
Interest bearing cash	59,056	184	0.31	48,023	818	1.70
Other investments	18,410	905	4.92	18,359	1,043	5.68
Interest Earning Assets	3,721,701	140,652	3.78	3,237,931	149,351	4.61
Cash and due from banks	49,886			37,575
Other assets, net	162,068			164,726
Total Assets	$3,933,655			$3,440,232

Liabilities
Savings and interest-bearing checking	$1,821,115	3,882	0.21	$1,453,061	10,228	0.70
Time deposits	516,306	8,784	1.70	655,718	13,197	2.01
Other borrowings	117,904	3,551	3.01	77,254	2,922	3.78
Interest Bearing Liabilities	2,455,325	16,217	0.66	2,186,033	26,347	1.21
Non-interest bearing deposits	1,054,230			867,314
Other liabilities	65,943			46,153
Shareholders’ equity	358,157			340,732
Total liabilities and shareholders’ equity	$3,933,655			$3,440,232

Net Interest Income		$124,435			$123,004

Net Interest Income as a Percent of Average Interest Earning Assets			3.34%			3.80%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

Commercial Loan Portfolio Analysis as of December 31, 2020

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$14,567	$116	$-	$116	0.8%
Land Development	12,176	36	-	36	0.3
Construction	68,724	36	-	36	0.1
Income Producing	358,603	3,699	-	3,699	1.0
Owner Occupied	360,510	24,693	745	25,438	7.1
Total Commercial Real Estate Loans	$814,580	$28,580	745	$29,325	3.6

Other Commercial Loans	$427,835	$16,059	695	$16,754	3.9
Total non-performing commercial loans			$1,440

Commercial Loan Portfolio Analysis as of December 31, 2019

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,235	$275	$735	$1,010	9.0%
Land Development	12,899	-	-	-	0.0
Construction	97,463	-	-	-	0.0
Income Producing	409,897	15,347	-	15,347	3.7
Owner Occupied	323,694	35,485	295	35,780	11.1
Total Commercial Real Estate Loans	$855,188	$51,107	1,030	$52,137	6.1

Other Commercial Loans	$311,507	$20,580	347	$20,927	6.7
Total non-performing commercial loans			$1,377